SUPPLEMENT DATED JANUARY 12, 2007 TO THE PROSPECTUS
                             DATED DECEMBER 15, 2006

                          JNL(R) INVESTORS SERIES TRUST

FOR THE JACKSON PERSPECTIVE 5 FUND, THE JACKSON PERSPECTIVE INDEX 5 FUND, THE JACKSON PERSPECTIVE 10 X 10 FUND, AND THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND, PLEASE ADD THE FOLLOWING PARAGRAPH TO THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES":

     To effectively manage cash inflows and outflows, the Funds will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in money market instruments.


FOR THE JACKSON PERSPECTIVE 5 FUND, THE JACKSON PERSPECTIVE 10 X 10 FUND, AND THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND, PLEASE ADD THE FOLLOWING PARAGRAPH TO THE SECTION ENTITLED "PRINCIPAL RISKS OF INVESTING IN THE FUND":

     o TRADING COST RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period.


FOR THE JACKSON PERSPECTIVE 5 FUND, THE JACKSON PERSPECTIVE INDEX 5 FUND AND THE JACKSON PERSPECTIVE 10 X 10 FUND IN THE SECTION ENTITLED "PRINCIPAL RISKS OF INVESTING IN THE FUND" PLEASE DELETE "SMALL CAP INVESTING RISK" IN ITS ENTIRETY AND REPLACE IT WITH THE FOLLOWING:

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.


FOR THE JACKSON PERSPECTIVE 5 FUND, THE JACKSON PERSPECTIVE INDEX 5 FUND AND THE JACKSON PERSPECTIVE 10 X 10 FUND, PLEASE ADD THE FOLLOWING PARAGRAPH TO THE SECTION ENTITLED "PRINCIPAL RISKS OF INVESTING IN THE FUND":

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


This Supplement is dated January 12, 2007.

(To be used with: VC6045 1/07.)
                                                                    V6102 01/07